SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

STONECASTLE FINANCIAL CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule, or Registration Statement No.:

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4)	Date Filed:

STONECASTLE FINANCIAL CORP.

152 West 57th Street, 35th floor

New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2014 at

NASDAQOMX Stock Exchange

One Liberty Plaza, 165 Broadway, 50th Floor

New York, NY 10006

To the Stockholders:

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of StoneCastle Financial Corp., (the “Company”), a Delaware corporation, will be held at NASDAQOMX Stock Exchange, One Liberty Plaza, 165 Broadway, 50th Floor, New York, NY 10006 at 10:30 a.m. E.T., on Tuesday, May 20, 2014, for the following purposes:

1.	To elect two Class I Directors of the Company, each to serve for a term ending at the 2017 Annual Meeting of Stockholders of StoneCastle Financial Corp. and when his or her successor is duly elected and qualifies (Proposal 1).

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Your vote is important!

The Board of Directors of the Company has fixed the close of business on April 18, 2014 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All stockholders of record of the Company on the record date are cordially invited to attend the Annual Meeting. Even if you expect to attend the Annual Meeting in person, please complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Annual Meeting, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

By Order of the Board of Directors,

/s/ RACHEL SCHATTEN
RACHEL SCHATTEN
Secretary of the Company

April 30, 2014

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Company in validating your vote if you fail to sign your proxy card properly.

1.             Individual Accounts: Sign your name exactly as it appears in the registration.

2.             Joint Accounts: Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.             All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodian or Estate Accounts

(1)	John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2)	John B. Smith, Executor,	John B. Smith, Executor
Estate of Jane Smith

STONECASTLE FINANCIAL CORP.

152 West 57th Street, 35th Floor

New York, NY 10019

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2014 at

NASDAQOMX Stock Exchange

One Liberty Plaza, 165 Broadway, 50th Floor

New York, NY 10006

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for StoneCastle Financial Corp., a Delaware corporation (the “Company”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2014 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 20, 2014, at 10:30 a.m. E.T., at NASDAQOMX Stock Exchange, One Liberty Plaza, 165 Broadway, 50th Floor, New York, NY 10006, and at any adjournments or postponements thereof (the “Annual Meeting”).

A Notice of the 2014 Annual Meeting and a proxy card for the Company accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about April 30, 2014, primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Company, StoneCastle Asset Management LLC, the investment advisor to the Company (the “Advisor”), and Computershare Trust Company, N.A., the transfer agent to the Company. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting. No proxy solicitation firm will be used in connection with the Proxy Statement. The costs and expenses incurred in connection with the preparation, printing, and mailing of this Proxy Statement and its enclosures will be paid by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares of common stock. This Proxy Statement and form of proxy are first being sent to stockholders on or about April 30, 2014.

THE ANNUAL REPORT OF THE COMPANY, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013, HAS PREVIOUSLY BEEN MAILED TO THE COMPANY’S STOCKHOLDERS, AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE BY CALLING STOCKHOLDER SERVICES AT 1-347-887-0399. THE COMPANY’S ANNUAL REPORT IS ALSO AVAILABLE ON THE COMPANY’S WEBSITE AT www.stonecastle-financial.com AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC’s”) WEBSITE (WWW.SEC.GOV). REFERENCES TO THE WEBSITES DO NOT INCORPORATE THE CONTENT OF THE WEBSITES INTO THIS PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 20, 2014.

The Notice of Annual Meeting, Proxy Statement and a proxy card for the Company are available to you at www.proxyvote.com. You are encouraged to review all of the information contained in the proxy materials before voting.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominees for Director named in this Proxy Statement. Any stockholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, by submitting a letter of revocation or by a later-dated proxy delivered to the Secretary of StoneCastle Financial Corp. at 157 West 57th Street, 35th

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Floor, New York, NY 10019 before the Annual Meeting or at the Annual Meeting. Broker-dealers and other nominees holding Shares of the Company in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each Proposal before the Annual Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Company’s Shares that does not specify how the beneficial owner's Shares should be voted will be deemed an instruction to vote such Shares “FOR” the election of the nominees for Director named in this Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Under the By-laws of the Company, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at the Annual Meeting. In the event that a Quorum is not present at the Annual Meeting, or in the event that a Quorum is present but sufficient votes to approve any of the proposals are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting without notice other than announcement at the Annual Meeting.

The Company has outstanding one class of capital stock consisting of common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Company’s Certificate of Incorporation, the Board is authorized to provide for the issuance from time to time of up to 40,000,000 shares of Common Stock, par value $0.001 per share (“Common Share” or “Share”), and 10,000,000 shares of preferred stock, par value $0.001 per share, consisting of one or more series (the “Preferred Stock”). The Company currently has no shares of Preferred Stock outstanding. Each Common Share is entitled to one vote at the Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional Shares. Each Common Share entitles the holder to cast one vote for as many individuals as there are Directors to be elected and for whose election the Common Share is entitled to be voted. No Common Shares have cumulative voting rights. Directors are elected by the affirmative vote of a plurality of the votes cast by all Common Shares present in person or represented by proxy. On the record date, April 18, 2014 (the “Record Date”), the following number of Common Shares of the Company was issued and outstanding:

Common Shares Outstanding

4,696,949

Security Ownership of Certain Beneficial Owners

To the knowledge of the Company and the Board, no stockholder(s), or “group” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), was the beneficial owner of more than 5% of a class of the Company’s outstanding Common Shares as of the Record Date.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Company’s Directors and executive officers, as a group, owned less than 1% of the Company’s outstanding Common Stock. No shares of Preferred Stock were outstanding as of the Record Date.

Aggregate Dollar Range
of Equity Securities in All
Funds Overseen or to be
Name of	Dollar Range of Equity	Overseen by Director in
Directors and Executive Officers	Securities Held in the Company(1)	Company Complex

Independent Directors
Alan Ginsberg	None	None
Emil Henry	None	None
Clara Miller	None	None

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Interested Directors
Joshua Siegel(2)	Over $100,000	Over $100,000
George Shilowitz(2)	Over $100,000	Over $100,000

Executive Officers
Joshua Siegel(2)	Over $100,000	Over $100,000
George Shilowitz(2)	Over $100,000	Over $100,000
Patrick J. Farrell	None	None
Rachel Schatten	None	None

(1)	This information has been furnished by each Director and executive officer.
(2)	Includes shares of the Company held by StoneCastle Partners, LLC, of which Messrs. Shilowitz and Siegel are partners.

None of the Independent Directors or their family had any interest in the Advisor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor as of December 31, 2013.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of five Directors, three of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of stockholders after the election of such class of Directors. Each Director will hold office for the term to which he is elected and until his successor is duly elected and qualified.

The classes of Directors are indicated below:

Nominees to Serve Until 2017 Annual Meeting of Stockholders
Clara Miller
George Shilowitz
Directors Serving Until 2015 Annual Meeting of Stockholders
Emil Henry
Joshua Siegel
Director Serving Until 2016 Annual Meeting of Stockholders
Alan Ginsberg

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Ms. Miller and Mr. Shilowitz, each a Class I Director of the Company, have each been nominated for a three-year

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term to expire at the Company’s 2017 annual meeting of stockholders and when his or her successor is duly elected and qualified. Each of Ms. Miller and Mr. Shilowitz has consented to continue to serve as a Director if elected at the Annual Meeting.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominees named in this Proxy Statement. The Board knows of no reason why either of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

Information About Each Director's and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominees, including their ages, positions with the Company, principal occupations and other board memberships for the past five years are shown below.

Number of
Portfolios in
Company
Complex(2)
				Overseen or	Other
				to be	Directorships
	Current		Principal	Overseen by	Held by
	Position(s)	Length of Time	Occupation(s)	Director in	Director
	Held with	Served; Term of	During Past Five	Company	During Past
Name, Address(1) and Age	Company	Office	Years	Complex	Five Years

Independent Directors(3):

Clara Miller(4)	Director;	Since 2013; Class I	Non-Profit Finance	1	The Robert
64	Member of	Director, current	Fund from 1984 -		Sterling Clark
	Audit	term ends at the	2011; The F.B.		Foundation,
	Committee	2014 annual	Heron Foundation		SASB, and
	and Risk	meeting.	from 2011-Present		Family
	Management				Independence
	Committee				Initiative

Emil Henry	Director; Chair	Since 2013; Class II	CEO and Founder	1	Chairman,
53	of Risk	Director, current	of Tiger		Board of
	Management	term ends at the	Infrastructure		Directors of
	Committee;	2015 annual	Partners		Tiger Cool
	Member of	meeting.			Express, LLC
Audit
Committee

Alan Ginsberg	Director; Chair	Since 2013;	Partner, CChange	1	Chairman,
51	of Audit	Class III Director,	Investments from		External
	Committee;	current term ends at	2008-2009; Senior		Advisory
	Member of	the 2016 annual	Advisor,		Board of
	Risk	meeting.	StoneCastle		Peabody
	Management		Partners from 2010-		Museum at
	Committee		2013		Yale
University

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Number of
Portfolios in
Company
Complex(2)
				Overseen or	Other
				to be	Directorships
	Current		Principal	Overseen by	Held by
	Position(s)	Length of Time	Occupation(s)	Director in	Director
	Held with	Served; Term of	During Past Five	Company	During Past
Name, Address(1) and Age	Company	Office	Years	Complex	Five Years

Interested Directors(5)

Joshua Siegel	Director;	Since 2013; Class II	Managing Partner	1	StoneCastle
42	Chairman	Director, current	and CEO of		Partners, LLC;
	of the Board	term ends at the	StoneCastle		StoneCastle
	and Chief	2015 annual	Partners, LLC		Cash
	Executive	meeting.			Management,
	Officer				LLC;
StoneCastle
Asset
Management
LLC

George Shilowitz(4)	Director and	Since 2013; Class I	Managing Partner	1	StoneCastle
48	President	Director, current	and Senior Portfolio		Partners, LLC
		term ends at the	Manager of
		2014 annual	StoneCastle
		meeting.	Partners, LLC

(1)	The business address of each Director is care of StoneCastle Financial Corp., 152 West 57th Street, 35th Floor, New York, NY 10019.
(2)	StoneCastle Financial Corp. is the only portfolio in its fund complex.
(3)	“Independent Directors” are Directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Company.
(4)	Nominee for election. If elected, his or her term will expire at the 2017 annual meeting of stockholders and when his or her successor is duly elected and qualified.
(5)	“Interested Directors” are “interested persons” (as such term is defined in the 1940 Act) of the Company. Messrs. Siegel and Shilowitz are considered "interested persons" because of their affiliation with the Advisor.

Additional information about each Director follows that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared him or her to be an effective Director. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Advisor, other Company management, service providers, counsel and independent auditors, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating certain legal matters, the Independent Directors are counseled by their own independent legal counsel and also may benefit from information provided by the Company's counsel; both counsel to the Independent Directors and the Company have significant experience advising investment companies and Company Board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

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Independent Directors

•	Clara Miller. Ms. Miller is President of The F. B. Heron Foundation, which helps people and communities help themselves out of poverty. Prior to assuming the Foundation’s presidency, Ms. Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Ms. Miller was named to The NonProfit Times “Power and Influence Top 50” for the five years from 2006 through 2010. She was awarded a Bellagio Residency in 2010 by The Rockefeller Foundation. In 2014, Ms. Miller and the F. B. Heron Foundation were awarded The Prince’s Prize for Innovative Philanthropy by the Prince Albert II Foundation and the deTocqueville Foundation/Institute de France. In addition to serving on The F. B. Heron Foundation’s board, Ms. Miller is on the boards of The Robert Sterling Clark Foundation, the Sustainability Accounting Standards Board, and Family Independence Initiative. She is also a member of the Social Investment Committee of the Kresge Foundation. In 2010, Ms. Miller became a member of the first Nonprofit Advisory Committee of the Financial Accounting Standards Board. In 1996, Ms. Miller was appointed by President Clinton to the U.S. Treasury’s first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She later served as its Chair. She chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Other prior board affiliations include Enterprise Community Loan Fund and Working Today. Ms. Miller speaks and writes extensively about nonprofit capitalization and finance and has been published in The Financial Times, Stanford Social Innovation Review, The Nonprofit Quarterly and the Chronicle of Philanthropy.

•	Emil Henry, Jr. Mr. Henry is the former Assistant Secretary of the U.S. Treasury for Financial Institutions, is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on global infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Before attending business school, Mr. Henry was a member of the principal investing arm of Morgan Stanley, where he was involved in the execution of leveraged buyouts on the firm’s behalf. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

•	Alan Ginsberg. Mr. Ginsberg has more than 25 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA’s Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Mr. Ginsberg has advised on more than 65 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves as Chairman of Yale’s Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Interested Directors

•	Joshua Siegel. Chief Executive Officer & Chairman of the Board of the Company. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 20 years of experience in financial services, 17 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the

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Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Mr. Siegel was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Mr. Siegel originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his tenure at Citigroup, Mr. Siegel worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Mr. Siegel has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to ensure that academic brilliance is recognized and nurtured without regard to a student’s economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

•	George Shilowitz. President and Director of the Company. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as its Senior Portfolio Manager. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle Partners since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle Partners, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers’ asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Additionally, reliance on certain exemptive rules under the 1940 Act require that a majority of the Directors be Independent Directors in order to rely on such rules. Currently, three of the five Directors are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Company, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Company. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a majority of the Board. Alan Ginsberg is the lead Independent Director of the Company.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Company. As is the case with virtually all investment companies, service providers to the Company, primarily the Advisor and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Board’s Audit Committee (which consists of all of the Independent Directors) meets regularly, and between meetings the Audit Committee Chair has access to the Company’s independent registered public accounting firm and to the Company's Treasurer. The Board’s Risk Management Committee (which consists of all of the Independent Directors) meets regularly and is responsible for overseeing the Company’s risk management policies and procedures, in addition to other functions. The Advisor and other service providers have adopted a variety of policies, procedures and controls designed to address the Company’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Company. The Board receives reports from Company counsel and the Independent Directors’ own independent legal

7

counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of Company investments or of Company activities or the activities of any of the Company’s service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2013, the Board held three meetings. Each Director of the Company attended at least 75% of the meetings of the Board and of any Committee of which he was a member. The compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2013 is set forth below. No compensation is paid by the Company to the Interested Directors. No officers of the Company received compensation from the Company.

		Pension or Retirement
	Board Meeting and	Benefits Accrued as
	Committee Meeting	Part of Company
	Fees	Expenses
Clara Miller	$9,041	None

Emil Henry*	$10,384	None

Alan Ginsberg**	$10,384	None

* Risk Management Committee Chair

**Audit Committee Chair

The Company did not reimburse the Independent Directors for out-of-pocket expenses incurred in attending the Board and Committee meetings for the period ended December 31, 2013.

Executive Officers of the Company

The following table provides information concerning each of the executive officers of the Company, including their ages, positions with the Company and principal occupations for the past five years.

	Current Position(s)	Length of Time	Principal Occupation(s) During
Name, Address(1) and Age	Held with Company(2)	Served and Term of Office	Past Five Years

Joshua Siegel	See “Information About Each Director’s and Nominee’s Experience, Qualifications,
42	Attributes, or Skills” above.

George Shilowitz	See “Information About Each Director’s and Nominee’s Experience, Qualifications,
48	Attributes, or Skills” above.

Patrick J. Farrell	Chief Financial Officer	Since April 2014	Chief Financial Officer of
54			StoneCastle Partners from
February 2014 to date; Prior
to February 2014, Chief
Financial Officer of
Emerging Managers Group,
LP

Rachel Schatten	Chief Compliance	Since 2013	General Counsel and Chief
43	Officer and Secretary		Compliance Officer of
StoneCastle Partners, LLC;
Prior to 2013, General
Counsel and Chief
Compliance Officer of Hardt
Group

(1)	The business address of each officer is care of StoneCastle Financial Corp., 152 West 57th Street, 35th Floor, New York, NY 10019.
(2)	Elected by, and serves at the pleasure of, the Board.

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Audit Committee

The Board has an Audit Committee comprised of each of the Company’s Independent Directors, each of whom is also “independent” under the rules of NASDAQ. The Audit Committee met once during the Company’s fiscal year ended December 31, 2013. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Company; (ii) the independent registered public accounting firm's (the "Independent Auditor") qualifications and independence; (iii) the performance of the Company's internal audit function and Independent Auditor; and (iv) the compliance by the Company with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee approves the selection and retention of the Independent Auditor, which is then ratified by both the full Board and a majority of the Independent Directors. The Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at www.stonecastle-financial.com. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Audit Committee Report

The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report for the fiscal year ended December 31, 2013.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor's independence from management and the Company, including the Independent Auditor's letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2013.

This report was submitted by the Audit Committee of the Company’s Board

Alan Ginsberg, Chairman of the Audit Committee

Clara Miller

Emil Henry

February 24, 2014

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Risk Management Committee

The Board has a Risk Management Committee comprised of each of the Company’s Independent Directors. The Risk Management Committee of the Company met once during the fiscal year ended December 31, 2013. The functions of the Risk Management Committee include the oversight of the Company’s risk management policies and procedures, oversight of the Company’s investments in derivatives, and the review of all new products proposed for investment by the Company. Mr. Henry is the Chair of the Risk Management Committee. The Risk Management Committee charter is available at www.stonecastle-financial.com. This reference to the website does not incorporate the content of the website into this Proxy Statement.

Other Board-Related Matters

The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. The Board otherwise has not established any specific minimum qualifications that must be met for the Board to consider a nominee. In nominating candidates, including candidates recommended by stockholders as provided below, the Board will take into consideration such factors as it deems appropriate, including to the extent required, compliance with the independence and other applicable requirements, of the federal securities laws, the listing standards of NASDAQOMX and any other applicable laws, rules or regulations; a candidate’s experiences, qualifications, attributes or skills described above under “Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills”; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Board considers appropriate. The Board may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Board will consider Director candidates recommended by Stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Stockholder Proposals” below.)

Stockholders who wish to send communications to the Board should send them to the Secretary of the Company at 152 West 57th Street, 35th Floor, New York, NY 10019. All such communications will be directed to the Board’s attention.

The Company does not have a formal policy regarding Director attendance at the annual meetings of stockholders. Each Director of the Company attended at least 75% of the meetings of the Board and of any Committee of which he or she was a member.

The 2014 Annual Meeting will be the first annual meeting of the Company since its initial public offering in November 2013.

Required Vote

The election of each of Ms. Miller and Mr. Shilowitz as a Director requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding Shares of the Common Stock present and entitled to vote.

SUBMISSION OF STOCKHOLDER PROPOSALS

All proposals by stockholders of the Company that are intended to be presented at the Company’s next annual meeting of stockholders to be held in 2015 must be received by the Company for consideration for inclusion in the Company’s proxy statement relating to the meeting no later than 5:00 p.m. E.T., on December 31, 2014 and must satisfy the requirements of the federal securities laws including Rule 14a-8 under the 1934 Act.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and form of proxy for the 2015 annual meeting of stockholders in accordance with Rule 14a-8 under the 1934 Act may submit a proposal for consideration at the 2015 annual meeting of stockholders in accordance with the By-laws of the Company. The Company’s By-laws currently require stockholders wishing to nominate Directors or propose other business to be brought before the Company’s 2015 annual meeting of stockholders to provide timely notice of the proposal in writing to the Secretary of the Company and, in the case of such other business, such other business must otherwise be a proper matter for action by the stockholders. To be considered timely, any such notice must be delivered to the principal executive office of StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor New York, NY 10019 not earlier than January 20, 2015, nor

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later than 5:00 p.m., E.T., on February 19, 2015. If such proposals are not “timely”, then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to such proxies to vote on such proposals at their discretion. Any such notice by a stockholder must set forth all information required by the Company’s By-laws with respect to each nominee or other matter the stockholder proposes to bring before an annual meeting.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Rothstein Kass, P.C. (“Rothstein Kass”) has been selected to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014. The Company knows of no direct financial or material indirect financial interest of Rothstein Kass in the Company. A representative of Rothstein Kass will not be present at the Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and non-audit related fees billed to the Company by Rothstein Kass for professional services for the fiscal year ended December 31, 2013.

	Audit Fees*	Audit-Related Fees*	Tax Fees**	All Other Fees***

2013	$45,000	$0	$2,500	$0

*      “Audit-Related Fees” include services related to consents, comfort letter and bring down letters in conjunction with the initial public offering of the Company’s common stock.

**    “Tax Fees” are those fees related to Rothstein Kass’s tax consulting services, including primarily the review of the Company’s income tax returns.

***  “All Other Fees” include the aggregate fees billed for products and services provided by Rothstein Kass, other than the reported services.

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Rothstein Kass to the Company, and all non-audit services to be provided by Rothstein Kass to the Company’s Advisor and any entity controlling, controlled by or under common control with the Company’s Advisor (“Affiliates”) that provides on-going services to the Company, if the engagement relates directly to the operations and financial reporting of the Company. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Rothstein Kass billed the Company fees for the fiscal year ended December 31, 2013 were pre-approved by the Audit Committee as required.

Except for the Tax fees disclosed above, there were no non-audit fees billed by Rothstein Kass for services rendered to the Company and rendered to the Advisor or its affiliates that provide ongoing services to the Company for the fiscal year of the Company ended December 31, 2013.

Investment Advisor and Administrator

StoneCastle Asset Management LLC serves as the Company’s investment advisor (“Investment Advisor”). The principal executive office of the Advisor is 152 West 57th Street, 35th Floor, New York, NY 10019. The Investment Advisor is a Delaware LLC and is an investment adviser registered under the Investment Advisers Act of 1940.

BNY Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as administrator to the Company.

BNY Mellon, located at 2 Hanson Place, Brooklyn, New York 11217, serves as custodian to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

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Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Company’s Directors and executive officers, certain persons affiliated with the Company and persons who beneficially own more than 10% of a registered class of the Company’s securities to file reports of ownership and changes of ownership with the SEC, NASDAQOMX and the Company. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and representations from certain of such persons, the Company believes that during 2013 all such filing requirements applicable to such persons were met.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Company does not intend to present any other business at the Annual Meeting, nor is the Company aware that any stockholder is entitled to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

VOTING RESULTS

The Company will advise its stockholders of the voting results of the matters voted upon at the Annual Meeting in its next Semi-Annual Report to stockholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of Shares for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Shares.

This Proxy Statement has been prepared for stockholders of the Company. The Company will mail one Proxy Statement to each stockholder address upon request. If you would like to obtain an additional paper copy of the Proxy Statement, please contact Broadridge at 1-800-579-1639 or write to StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more stockholders of the Company who share an address, unless the Company has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, stockholders should contact the Company at 1-347-887-0399 or write to StoneCastle Financial Corp. at 152 West 57th Street, 35th Floor, New York, NY 10019.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

By Order of the Board of Directors

/S/ RACHEL SCHATTEN
RACHEL SCHATTEN
Secretary of the Company

April 30, 2014

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IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed.

1. Election of Directors: 01 - Clara Miller 02 - George Shilowitz

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Company. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

/ /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

1 U P X

01SXCC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — STONECASTLE FINANCIAL CORP.

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned holder of shares of common stock of StoneCastle Financial Corp. (the "Company"), a Delaware corporation, hereby appoints Joshua Siegel, Patrick Farrell and Rachel Schatten proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting to be held at NASDAQOMX Stock Exchange, One Liberty Plaza, 165 Broadway, 50th Floor, New York, NY 10006 at 10:30 a.m. ET, on May 20, 2014, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxies to vote said shares of common stock as indicated hereon. The validity of this proxy is governed by Delaware law. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.